Subsequent Events	6 Months Ended
Jun. 30, 2020
Subsequent Events
Subsequent Events

16) Subsequent Events

The Partnership has evaluated subsequent events from the balance sheet date through August 27, 2020, the date at which the unaudited condensed consolidated interim financial statements were available to be issued, and determined that there are no other items to disclose, except as follows:

On August 13, 2020, the Partnership paid a quarterly cash distribution of $0.52 per common unit with respect to the quarter ended June 30, 2020 to all common unitholders of record on July 30, 2020. On August 13, 2020, the Partnership paid a cash distribution to holders of Series A Preferred Units with respect to the quarter ended June 30, 2020 in an aggregate amount equal to $1.8 million.

The charterer of the Windsor Knutsen, a subsidiary of Shell, did not notify the Partnership by the due date of its intention to exercise its option to extend the time charter for the vessel. The charter will therefore expire in or around October 2020, the precise date to be fixed in accordance with the redelivery window as specified in the charter. As a result the Partnership is currently exploring other options for the further chartering of the vessel with a number of potential charterers including to a subsidiary of KNOT for a potential charter term of six months, with an option for KNOT to extend for an additional six months.

After the balance sheet date, there continues to be significant macroeconomic uncertainty as a result of the Coronavirus (COVID-19) outbreak. The scale and duration of this development remains uncertain and could materially impact the Partnership's earnings and cash flow.